UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri	63376
(Address of principal executive offices)	(Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is filed by MEMC Electronic Materials, Inc. (the “Company”) to file the financial statements required by Item 9.01(a)(1) and furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K relative to the consummation of the merger transaction previously reported on November 23, 2009. In the originally filed Form 8-K, the Company reported the consummation of the merger transaction with Sun Edison LLC (“SunEdison”).

Item 9.01.	Financial Statements and Exhibits.

(a)(1)	Financial Statements of Business Acquired

Attached are the following financial statements as required by Item 9.01(a)(1) of Form 8-K:

The audited consolidated balance sheet of SunEdison as of December 31, 2008 and the consolidated statement of operations, consolidated statement of changes in members’ equity (deficit) and consolidated statement of cash flows of SunEdison for the year ended December 31, 2008, and the notes related thereto, and the Report of Independent Auditors issued by Ernst & Young LLP dated May 8, 2009, are incorporated by reference and attached as Exhibit 99.1 hereto.

The unaudited condensed consolidated balance sheets of SunEdison as of September 30, 2009 and December 31, 2008 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of SunEdison for the three and nine months ended September 30, 2009 and 2008, and the notes related thereto, are hereby incorporated by reference and attached as Exhibit 99.2 hereto.

(b)(1)	Pro Forma Financial Information

Attached is the following pro forma financial information as required by Item 9.01(b)(1) of Form 8-K:

The Unaudited Pro Forma Condensed Consolidated Financial Information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1	SunEdison Financial Statements with Report of Independent Auditors, Year Ended December 31, 2008

99.2	SunEdison Financial Statements, Three and Nine Months Ended September 30, 2009 and 2008

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC Electronic Materials, Inc.

February 3, 2010	/s/ TIMOTHY C. OLIVER
	Name:	Timothy C. Oliver
	Title:	Senior Vice President and Chief Financial Officer (on behalf of the registrant and as principal financial and accounting officer)